UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________

FORM 8-K
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2018 (January 19, 2018)
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InfoSonics Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4435 Eastgate Mall, Suite 320

San Diego, CA 92121
(Address of principal executive offices, including zip code)

(858) 373-1600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

On January 19, 2018, InfoSonics Corporation, a Maryland corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) for the sale of three year 0% convertible notes and warrants, generating approximately $1 million in net proceeds (the “Offering”), such proceeds being obtained solely from accredited investors affiliated with Cooltech Holding Corp. (“Cooltech”) in compliance with the exemption from registration provided by Section 4(a)(2) of the Securities Act or Rule 505 of Regulation D thereunder. The Company will use the proceeds of the Offering to pay Company expenses related to the merger with Cooltech and for general corporate purposes.

The notes are convertible into an aggregate of 570,287 shares of common stock of the Company and the warrants are exercisable for 570,287 shares of common stock of the Company at an exercise price of $1.83 per share. The notes bear no interest but contain customary default terms, which would accelerate repayment of the principal amount outstanding and not converted into common stock at the time of the default. The warrants will be exercisable commencing six months from January 19, 2018 and have a term of exercise equal to three years.

Under NASDAQ Listing Rule 5635, we may not issue securities representing more than 19.99% of the outstanding common stock of the Company prior to receiving stockholder approval. If we do not obtain stockholder approval for this Offering, the notes and warrants issued pursuant to the Securities Purchase Agreement will not be convertible or exercisable in excess of 19.99% of the outstanding common stock of the Company and we will be required to resubmit this proposal at least every 120 days. In certain circumstances, we may also be subject to certain liquidated damages of up to 1% of the aggregate value of the notes for each month in which we fail to obtain stockholder approval up to an aggregate of 12%. Our requirement to obtain stockholder approval for the Offering is not contingent on the consummation of the merger with Cooltech.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

The foregoing description of the Securities Purchase Agreement, notes and warrants do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the full text of such document, each of which are attached hereto as Exhibit 10.1, Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference. A copy of the press release announcing the Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference in this Item 2.03.

Item 3.02.Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is hereby incorporated by reference in this Item 3.02.

No Offer or Solicitation

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where To Find It

The merger with Cooltech will be submitted to the stockholders of the Company for their consideration. The Company has filed with the SEC an Amendment No. 2 to Form S-4 Registration Statement, dated January 17, 2018, that includes a proxy statement/prospectus of the Company.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by InfoSonics free of charge by directing a request to Vernon A. LoForti, Vice President and Chief Financial Officer, InfoSonics Corporation, 4435 Eastgate Mall, Suite #320, San Diego, CA  92121, vern.loforti@infosonics.com; Phone: 858-373-1675.

Participants in the Solicitation

The Company, Cooltech, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the proposed transaction. Information regarding the interests of the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Company stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find more detailed information about the Company’s executive officers and directors in its Annual Report on Form 10-K, as amended, filed with the SEC on March 10, 2017 and April 27, 2017.

Item 9.01.Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
4.1	Form of Note.
4.2	Form of Warrant.
10.1	Securities Purchase Agreement, dated as of January 19, 2018, by and between InfoSonics Corporation and each purchaser identified on the signature pages thereto.
99.1	Press release dated January 22, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

Date:	January 22, 2018	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer